UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2008

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On an April 28, 2008, conference call with financial analysts and investors, Verizon Communications Inc. (Verizon) discussed its first quarter 2008 results. Verizon stated that, over the three to five year planning period, it is targeting double digit earnings growth. Verizon also indicated that it expects its consolidated effective tax rate to be in the 35 – 36 percent range in 2008.

With respect to Verizon Wireline, Verizon indicated that:

•

Verizon is targeting year-over-year margin improvement of 80 – 100 basis points, with the goal of expanding EBITDA margin from the mid-27 percent range in 2007 to the low 28 percent range in 2008. EBITDA – or earnings before interest, taxes, depreciation and amortization – adds depreciation and amortization to operating income. Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline revenues;

•	Verizon’s fiber-to-the-premises deployment strategy (FiOS) EBITDA improved in the first quarter on a sequential basis, and FiOS is on track to be EBITDA-positive by the end of 2008;

•

The FiOS triple play offering is a critical weapon in retaining access lines; in locations where FiOS TV has been available for more than six months, there is an improvement of at least 250 basis points in the percentage of year-over-year line loss, compared to locations where FiOS has not yet been deployed; and

•	Verizon believes that the first quarter 2008 will be the low point in the year for revenue growth at Verizon Business and expects to see steady improvement.

With respect to Verizon Wireless, Verizon indicated that, since the introduction of its nationwide unlimited anytime minute plans, it has seen further improvements in additions of customers at premium levels, churn reduction and data growth.

NOTE: This report contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic and industry conditions and labor matters, including workforce levels and labor negotiations, and any resulting financial and/or operational impact, in the markets served by us or by companies in which we have substantial investments; material changes in available technology, including disruption of our suppliers’ provisioning of critical products or services; the impact of natural or man-made disasters or litigation and any resulting financial impact not covered by insurance; technology substitution; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; the final results of federal and state regulatory proceedings concerning our provision of retail and wholesale services and judicial review of those results; the effects of competition in our markets; the timing, scope and financial impacts of our deployment of fiber-to-the-premises broadband technology; the ability of Verizon Wireless to continue to obtain sufficient spectrum resources; changes in our accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; and the ability to complete acquisitions and dispositions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 29, 2008	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Senior Vice President and Controller